UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant To Section 13 OR 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): November 6, 2003


                            HEALTHSOUTH Corporation
                            -----------------------
            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
                                   --------
                (State or Other Jurisdiction of Incorporation)


                  1-10315                        63-0860407
                  -------                        ----------
          (Commission File Number)     (IRS Employer Identification No.)


              One HealthSouth Parkway, Birmingham, Alabama 35243
              --------------------------------------------------
         (Address of Principal Executive Offices, Including Zip Code)


                                (205) 967-7116
                                --------------
             (Registrant's Telephone Number, Including Area Code)

ITEM 9.  Reg FD Disclosure.

         On November 6, 2003, representatives of HEALTHSOUTH Corporation ("HEALTHSOUTH" or the "Company") gave interviews to the media which were used in articles attached to this Current Report on Form 8-K as Exhibit 99.1,
99.2 and 99.3.

         The information contained herein is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this Current Report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this Current Report on Form 8-K.

         Cautionary Statements Regarding Interviews

         Statements made by company representatives in interviews with the media may rely on certain projections of our future operating performance. Such projections consist of summary revenues, cash, debt, expenses, EBITDA and EBITDA margin of HEALTHSOUTH and its divisions for the twelve months ending June 30, 2004 and were previously furnished to the SEC pursuant to Item 9 of the Company's Form 8-K dated July 7, 2003. Projections are based on assumptions which we believe, as of the date hereof, are reasonable, however, there will inevitably be differences between the projections and our actual results, because events and circumstances frequently do not occur as expected, and those differences may be material. Projections are based on numerous estimates and assumptions and are subject to significant uncertainties and contingencies, many of which are beyond our control. Consequently, there can be no assurance that these projections will be realized. If full projected financial statements, including all required disclosures thereto were presented, you may reach a different conclusion about HEALTHSOUTH's projected financial operations. You are cautioned not to place reliance on the projections.

         We undertake no duty or obligation to publicly update or revise the information contained in this Current Report on Form 8-K, although we may do so from time to time as we believe is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

         The projections were not prepared with a view to compliance with published guidelines of the SEC nor the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The information does not purport to present operations in accordance with GAAP, and our independent auditors have not examined, compiled or performed any procedures with respect to the projections, nor have they expressed any opinion or any other form of assurance of such information or its achievability, with respect to such projections.

         As we previously reported, the SEC and the Department of Justice are investigating the financial reporting and related activity of HEALTHSOUTH for prior periods and, in light of those investigations, our previously filed financial statements should no longer be relied upon. As a result of the investigations, the Special Audit Review Committee of our Board of Directors engaged a forensic auditing team from PricewaterhouseCoopers LLP to fully review all issues related to the SEC's allegations concerning our previous financial reports. In addition, our Audit Committee dismissed Ernst & Young as our independent accountants and Ernst & Young withdrew their audit reports on all of HEALTHSOUTH's previously filed financial statements. Effective May 7, 2003, our Audit Committee engaged PricewaterhouseCoopers as our independent accountants. HEALTHSOUTH ceased making any principal or interest payments on outstanding obligations and, accordingly, is in default thereunder.

         We have not completed our financial statements or filed our annual report on Form 10-K for the fiscal year ended December 31, 2002 or our Quarterly Report on Form 10-Q for any period in 2003 and we have not yet determined the extent of any required restatement of our prior financial reports.

         Forward Looking Statements

         The projections and other matters referred to herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which represent HEALTHSOUTH's current expectations and beliefs concerning future events that involve risks and uncertainties which could cause actual results to differ materially from those currently anticipated. The projections are based on numerous assumptions (a substantial number of which are contained herein) and involve a number of risks and uncertainties, many of which are beyond our control, including the completion by PricewaterhouseCoopers of its forensic accounting review; the completion of the investigations by the Department of Justice and the SEC into our financial reporting; completion of the investigation by the Centers for Medicare and Medicaid Services (or CMS) into our cost reports and other matters; the resolution of outstanding litigation against us, including certain class action litigation alleging violations under federal securities laws and certain "qui tam" actions; significant changes in our management team; our ability to successfully amend, restructure and/or renegotiate our existing indebtedness or cure or receive a waiver of the events of default under such agreements, the failure of which may result in our filing of a voluntary petition for bankruptcy; our ability to continue to operate in the ordinary course and manage our relationships with our creditors, vendors and suppliers, physician partners, employees and patients; changes, delays in or suspension of reimbursement for our services by governmental or private payors; changes in the regulation of the healthcare industry at either or both of the federal and state levels; changes to or delays in the implementation of the prospective payment system for inpatient rehabilitation services; competitive pressures in the healthcare industry and our response thereto; our ability to obtain and retain favorable arrangements with third-party payors; and general conditions in the economy and capital markets.

         Note Regarding Presentation of Non-GAAP Financial Measures

         The projections relied upon in statements to the media and information included in the attached articles include certain non-GAAP financial measures, including "EBITDA" to assist in assessing projected operating performance and to facilitate quantification of planned business activities. We define "EBITDA" as earnings from continuing operations before interest expense, minority interest, income tax, depreciation and amortization. We believe that EBITDA is useful to stakeholders because it is commonly used as an analytical indicator within the healthcare industry to calculate facility performance, allocate resources and measure leverage capacity and debt service ability. We are disclosing our use of these non-GAAP financial measures in order to provide transparency to investors. EBITDA should not be considered as a measure of financial performance under GAAP.

         We are not currently able to provide a reconciliation for the non-GAAP financial measures used in our projections or information included in the attached articles to a financial measure calculated in accordance with GAAP. As discussed above, the forensic review team from PricewaterhouseCoopers has not finished its review of our financial statements, which we believe will materially affect the value of our assets and result in a material adjustment thereto. Until PricewaterhouseCoopers finishes its review and we prepare financial statements for prior periods, we are not able to provide a projected balance sheet or income statement and, therefore, we are not able to provide a presentation of a comparable financial measure calculated in accordance with GAAP or reconcile "EBITDA" to such a GAAP financial measure.

         Classification of certain restructuring charges and expenses in the projections is not in accordance with GAAP. We have isolated these charges and expenses, which represent one-time charges and expenses in connection with the restructuring and crisis period discussed in the presentation. Our actual financial reporting in future periods will include these costs in normal operating results.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                          HEALTHSOUTH CORPORATION


                                          By:  /s/ Gregory Doody
                                               ------------------------------
                                              Name:  Gregory Doody
                                              Title: Corporate Counsel and
                                                     Secretary

Dated: November 7, 2003

                                 EXHIBIT INDEX


   Exhibit Number         Description
   --------------         -----------

   99.1 Article, "Healthsouth flees Scrushy's shadow with new ventures" The Birmingham News, published November 7, 2003

   99.2 Article, "Healthsouth continues to grow in shadow of federal fraud charges" The Associated Press Newswires, released November 7, 2003

   99.3 Article, "Healthsouth Takes a Turn for the Better" Business Week Online, published November 7, 2003

                                                                  Exhibit 99.1

HealthSouth flees Scrushy's shadow with new ventures
The Birmingham News
11/07/03
MICHAEL TOMBERLIN
News staff writer

HealthSouth Corp.'s new management is quietly moving ahead with plans to open new facilities, reinforce relationships with physician groups and complete a financial recovery even as the company's former chief prepares for a high-profile trial on fraud charges.

Bryan Marsal, chief restructuring officer, said Thursday that the Birmingham company has accumulated more than the $500 million in cash it had hoped to have at this point in its restructuring plan, thanks to a larger-than-expected gain on the sale of its Doctors Hospital in Coral Gables, Fla., and a $62 million federal income tax refund. "There are still some issues to be dealt with," Marsal said. "I think we're where we said we would be in July."

In July, Marsal and other top HealthSouth officials held an investors meeting in New York to give a progress report on the their recovery plan for a company that until then had been expected to end up in bankruptcy. `Digital' hospital:

Marsal said Thursday that HealthSouth plans to open three more inpatient facilities this quarter, five long-term acute care centers in 2004's first quarter and about a half-dozen surgery centers in the next few months. Renewing deals with seven physicians groups are in the works. Mechanical work is being done on the $300 million "digital" hospital on U.S. 280, though Marsal said there is no projected opening date. At one time, work on the hospital had to be suspended.

Meanwhile, HealthSouth opened a rehabilitation hospital in Phoenix City and a long-term acute care hospital near New Orleans.

Marsal, a turnaround artist brought in just after the accounting fraud was disclosed at HealthSouth, said some of the company's operating divisions are ahead of the July projections while others are lagging. Overall, the nation's largest operator of rehab clinics and outpatient surgery centers is performing well. He didn't give precise financial numbers. "We still have a rock-solid business; there's been no deterioration," he said.

He said work is being done on a corporate budget that he hopes to soon have ready for board approval and which can then be taken to creditors for talks.

Some bondholders this week declared the company in "technical default" on some of its debt, another sign the company is not completely out of the woods. "That (budget) will help show what the company can support in the way of debt," he said.

PricewaterhouseCoopers is expected to complete a forensic audit in coming weeks, giving HealthSouth's new management an accurate look at the company's financial position. The company has declared all of its past financial results invalid in the wake of the fraud allegations. Federal prosecutors say at least $2.7 billion of profit was faked between 1996 and 2002. By next year, HealthSouth should have audited financial numbers for the past three years, a job being handled by another division of PricewaterhouseCoopers. Many of the 15 former HealthSouth executives who have admitted to roles in the fraud worked in the company's accounting and finance departments.
"We are rebuilding our internal auditing department, our corporate compliance department and our development efforts," Marsal said. `Business as usual':

Bob May, a board member who is serving as acting chief executive, said HealthSouth's new management is focusing on health care and the company's 47,000 employees. May testified Wednesday before a Congressional panel investigating the financial fraud at HealthSouth.
"It's business as usual," he said.

A federal grand jury charged Richard Scrushy, who founded and headed the company before being fired earlier this year, with fraud, money laundering and other criminal acts in an 85-count indictment that was unsealed Tuesday.

A trial is scheduled to begin Jan. 5 in Birmingham. The company has not been indicted, which had been a possibility under the law and could have been a severe blow to recovery efforts. "I think, by and large, we would like to be out of the press right now," Marsal said. Shares in HealthSouth, which trade over the counter, closed Thursday at $3 per share, the highest point in a month.

                                                                  Exhibit 99.2

HealthSouth continues to grow in shadow of federal fraud charges
7 November 2003
01:39
Associated Press Newswires
English
(c) 2003. The Associated Press. All Rights Reserved.

BIRMINGHAM, Ala. (AP) - HealthSouth's new management is moving ahead with plans to open new hospitals, reinforce relationships with physicians and rebound financially, while company founder Richard Scrushy prepares for a high-profile trial on fraud charges.

The Birmingham-based health-care giant has accumulated more than the $500 million thanks to an unexpected gain from the sale of its Doctors Hospital in Coral Gables, Fla., and a $62 million federal income tax refund, said Bryan Marsal, chief restructuring officer.

"We still have a rock-solid business; there's been no deterioration," he said.

In July, Marsal and other top HealthSouth officials held an investors meeting in New York to give a progress report on the their recovery plan. Until then, the company was expected to end up bankrupt.

Marsal said HealthSouth plans to open three more inpatient facilities this quarter, five long-term acute care centers in 2004's first quarter and about a half-dozen surgery centers in the next few months.

Renewing deals with seven physicians groups are in the works, he said.

A $300 million Birmingham "digital hospital" -- that will use cutting-edge computers and information technology -- is undergoing mechanical work, though Marsal said there is no projected opening date. Earlier in the year, work on the hospital had to be suspended during the fraud investigation.

A federal grand jury charged company founder Richard Scrushy, who headed the company before being fired this year, with fraud, money laundering and other criminal acts in an 85-count indictment released Tuesday.

Prosecutors say Scrushy overstated company earnings by $2.7 billion since
1996.

His trial is scheduled to begin Jan. 5 in Birmingham.

Meanwhile, HealthSouth has opened a rehabilitation hospital in Phoenix City and a long-term acute care hospital near New Orleans.

Marsal said some of the company's operating divisions are ahead of the July projections while others are lagging, but he didn't give precise financial numbers.

PricewaterhouseCoopers is expected to complete a forensic audit in coming weeks. The company has declared all of its past financial results invalid in the wake of the fraud allegations.

                                                                  Exhibit 99.3

Business Week Online
Daily Briefing
NOVEMBER 7, 2003

NEWS ANALYSIS
HealthSouth Takes a Turn for the Better

With CEO Scrushy out of the picture, the stock has come back to life. However, plenty of problems -- including some doozies -- remain Since HealthSouth Corp. launched in 1984, it has always been hard for Wall Street and the health-care industry to think of the country's largest chain of in-patient rehabilitation hospitals without its founder, CEO Richard Scrushy. Most bet the $4 billion Birmingham (Ala.)-based company would quickly collapse into bankruptcy when directors ousted Scrushy on Mar. 31 amid charges by federal investigators of nearly $3 billion in inflated profits between 1996 and 2002 (see BW, 4/14/03, "Too Good to Be True").

Yet, as Scrushy prepares for the fight of his life after being indicted Nov. 4 on 85 counts of financial fraud, his prodigy is doing surprisingly well. HealthSouth (HLSH ) is sticking to its guidance issued last July, four months after Scrushy's departure, that it expects to generate $650 million in earnings before interest, taxes, and amortization in its 2003 fiscal year and to have a healthy $315 million cash on hand next July.

All this despite renegotiating $3 billion in debt and dealing with ongoing federal probes into allegations of Medicare fraud. HealthSouth is now reauditing its numbers back to 2000.

"GOOD JOB." What's driving HealthSouth's success? Dominance in a growing business. It's benefiting most from the rising number of elderly patients needing extended care after joint replacements and other new treatments that extend life -- HealthSouth's line of business in a nutshell. "The segment is booming," says Jeffries & Co. analyst Frank Morgan.

Given HealthSouth's No. 1 position in a thriving health-care niche, creditors and shareholders seem to like what they see. HealthSouth's senior bonds, after hitting a low of 14 cents on the dollar last march, have bounced back into the 90-cent range. The stock, which hit a low of 8 cents last March, when the bombshell allegations of massive misstatements of earnings erupted, was trading just under $3 as of Nov. 5, giving HealthSouth an estimated market cap of $5 billion.

That's still off the 52-week high of $4.90 a share, but that was before the allegations of accounting fraud became public. Since then, "the company has come a long way in terms of operations," says Premila Peters, a fixed-income analyst at KDP Investment Advisors. "New management has done a good job."

BANKRUPTCY THREAT. HealthSouth isn't out of the woods yet. Most banks froze its lines of credit after the accounting scandal broke, and it defaulted in April on $344 million in junior debt. More recently, a quarter of its senior bondholders served notice that they consider HealthSouth technically in default on its debt -- even though it's up to speed on all interest payments.

The problem: HealthSouth hasn't filed any financial statements in a year, which qualifies on paper as a default. The notice means the senior bondholders could, after a 60-day grace period, begin to ask for all their money back. Given that they're owed $2.7 billion, senior bondholders might even push the company into involuntary Chapter 11 bankruptcy.

But will they? Most who follow HealthSouth closely think not. "The default notice was a shot across the bow, not an attempt to sink the ship," says Morgan. Insiders privy to the negotiations say senior bondholders have actually been emboldened by the surprising stability of the company and are upping their demands, looking for a deal that gives them between 92 cents and 95 cents on the dollar for their debt.

OTHER THREATS. So far, HealthSouth negotiators have balked, arguing that such a payout would cut too deeply into its strengthening financial picture. "I've never known creditors to push a company into bankruptcy when they're getting 90 cents on the dollar," says one attorney involved in the negotiations. Between those numbers, the settlement talks continue.

Analysts and insiders are betting that HealthSouth will strike a deal with senior and junior debtors by yearend. Resolving the bond issue won't end all of its troubles. The Justice Dept. is still considering whether to charge the company, not just Scrushy, with criminal fraud. And Medicare investigators are making sure that fraud didn't extend to government reimbursements for care. But if HealthSouth comes out clean in both investigations, it could emerge stronger than ever -- even without its founder.


----------------------------------

By Charles Haddad in Atlanta
Edited by Douglas Harbrecht